UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 10, 2023

THE HOWARD HUGHES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34856 (Commission File Number)	36-4673192 (IRS employer identification number)

9950 Woodloch Forest Drive, Suite 1100

The Woodlands, Texas 77380

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (281) 719-6100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common stock, $0.01 par value per share	HHC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously disclosed, The Howard Hughes Corporation, a Delaware corporation (the “Company”), and Saul Scherl, entered into an offer letter, effective March 10, 2021, which provided for Mr. Saul’s employment as President, New York Tri-State Region, through December 31, 2022 (or such later date as mutually agreed upon by the parties).

On February 10, 2023, the Company and Mr. Scherl entered into a new letter agreement (the “2023 Letter Agreement”). Under the 2023 Letter Agreement, the Company and Mr. Scherl agreed to Mr. Scherl’s continued employment as Senior Advisor, Seaport, through June 30, 2023 (the “Extension Term”). In addition, under the 2023 Letter Agreement, Mr. Scherl shall be entitled to receive or potentially receive during the Extension Term: (i) his current base salary; and (ii) a discretionary bonus at a target of 100% of base salary based upon his and the Company’s performance. Mr. Scherl’s salary and bonus (if any) will be prorated based on his final employment date.

The foregoing summary of the 2023 Letter Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the 2023 Letter Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On February 1, 2023, the Company announced the appointments of Andrew Schwartz and Zach Winick as Co-Presidents of the Company’s New York Region. A copy of the press release issued in connection with such appointments is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	2023 Letter Agreement, dated February 10, 2023, by and between The Howard Hughes Corporation and Saul Scherl
99.1	Press Release dated February 1, 2023
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2023

THE HOWARD HUGHES CORPORATION

By:	/s/ Peter F. Riley
Name: Peter F. Riley
Title: Senior Executive Vice President, General Counsel & Secretary